POWER OF ATTORNEY

The undersigned, Carole Lewis Anderson, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson or Joseph F. Trungale with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 29, 2001.

The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set her hand and seal this seventh day of December, 2000.

/s/ Carole Lewis Anderson

Carole Lewis Anderson

Director

STATE OF COLORADO)

) ss.

CITY AND COUNTY OF DENVER )

This seventh day of December, 2000, before me came Carole Lewis Anderson, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that she executed the same.

My commission expires 8/25/2002.

WITNESS my hand and official seal.

/s/ Toni A. Schreivogel

Notary Public

400 West 48th Avenue

Denver, Colorado 80216

{SEAL}

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POWER OF ATTORNEY

The undersigned, Bruce B. Brundage, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson or Joseph F. Trungale with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 29, 2001.

The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this seventh day of December, 2000.

/s/ Bruce B. Brundage

Bruce B. Brundage

Director

STATE OF COLORADO)

) ss.

CITY AND COUNTY OF DENVER )

This seventh day of December, 2000, before me came Bruce B. Brundage, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

My commission expires 8/25/2002.

WITNESS my hand and official seal.

/s/ Toni A. Schreivogel

Notary Public

400 West 48th Avenue

Denver, Colorado 80216

{SEAL}

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POWER OF ATTORNEY

The undersigned, Charles R. Frederickson, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Joseph F. Trungale with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 29, 2001.

The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this seventh day of December, 2000.

/s/ Charles R. Frederickson

Charles R. Frederickson

Director

STATE OF COLORADO)

) ss.

CITY AND COUNTY OF DENVER )

This seventh day of December, 2000, before me came Charles R. Frederickson, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

My commission expires 8/25/2002.

WITNESS my hand and official seal.

/s/ Toni A. Schreivogel

Notary Public

400 West 48th Avenue

Denver, Colorado 80216

{SEAL}

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POWER OF ATTORNEY

The undersigned, John C. Hoyt, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson or Joseph F. Trungale with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 29, 2001.

The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this seventh day of December, 2000.

/s/ John C. Hoyt

John C. Hoyt

Director

STATE OF COLORADO)

) ss.

CITY AND COUNTY OF DENVER )

This seventh day of December, 2000, before me came John C. Hoyt, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

My commission expires 8/25/2002.

WITNESS my hand and official seal.

/s/ Toni A. Schreivogel

Notary Public

400 West 48th Avenue

Denver, Colorado 80216

{SEAL}

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POWER OF ATTORNEY

The undersigned, Robert T. Marto, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson or Joseph F. Trungale with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 29, 2001.

The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this seventh day of December, 2000.

/s/ Robert T. Marto

Robert T. Marto

Director

STATE OF COLORADO)

) ss.

CITY AND COUNTY OF DENVER )

This seventh day of December, 2000, before me came Robert T. Marto, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

My commission expires 8/25/2002.

WITNESS my hand and official seal.

/s/ Toni A. Schreivogel

Notary Public

400 West 48th Avenue

Denver, Colorado 80216

{SEAL}

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POWER OF ATTORNEY

The undersigned, Dennis B. Robertson, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson or Joseph F. Trungale with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 29, 2001.

The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this seventh day of December, 2000.

/s/ Dennis B. Robertson

Dennis B. Robertson

Director

STATE OF COLORADO)

) ss.

CITY AND COUNTY OF DENVER )

This seventh day of December, 2000, before me came Dennis B. Robertson, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

My commission expires 8/25/2002.

WITNESS my hand and official seal.

/s/ Toni A. Schreivogel

Notary Public

400 West 48th Avenue

Denver, Colorado 80216

{SEAL}

======================================================================

POWER OF ATTORNEY

The undersigned, Joseph F. Trungale, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 29, 2001.

The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this seventh day of December, 2000.

/s/ Joseph F. Trungale

Joseph F. Trungale

Director

STATE OF COLORADO)

) ss.

CITY AND COUNTY OF DENVER )

This seventh day of December, 2000, before me came Joseph F. Trungale, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

My commission expires 8/25/2002.

WITNESS my hand and official seal.

/s/ Toni A. Schreivogel

Notary Public

400 West 48th Avenue

Denver, Colorado 80216

{SEAL}

======================================================================

POWER OF ATTORNEY

The undersigned, Hunter Yager, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson or Joseph F. Trungale with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 29, 2001.

The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this seventh day of December, 2000.

/s/ Hunter Yager

Hunter Yager

Director

STATE OF COLORADO)

) ss.

CITY AND COUNTY OF DENVER )

This seventh day of December, 2000, before me came Hunter Yager, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

My commission expires 8/25/2002.

WITNESS my hand and official seal.

/s/ Toni A. Schreivogel

Notary Public

400 West 48th Avenue

Denver, Colorado 80216

{SEAL}

======================================================================

POWER OF ATTORNEY

The undersigned, Arthur Zankel, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson or Joseph F. Trungale with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 29, 2001.

The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this seventh day of December, 2000.

/s/ Arthur Zankel

Arthur Zankel

Director

STATE OF COLORADO)

) ss.

CITY AND COUNTY OF DENVER )

This seventh day of December, 2000, before me came Arthur Zankel, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

My commission expires 8/25/2002.

WITNESS my hand and official seal.

/s/ Toni A. Schreivogel

Notary Public

400 West 48th Avenue

Denver, Colorado 80216

{SEAL}

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